UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2004

DOCUMENT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20981	33-0485994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6339 Paseo del Lago Carlsbad, California	92009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 602-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

We are filing this Current Report on Form 8-K to file our Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on September 19, 1996, and our Amended and Restated Bylaws, as adopted by the Board of Directors of Document Sciences Corporation on March 29, 2004. A copy of the Amended and Restated Certificate of Incorporation and a copy of the Amended and Restated Bylaws are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

3.1	Document Sciences Corporation Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws of Document Sciences Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2004

DOCUMENT SCIENCES CORPORATION

By:	/s/ John L. McGannon
Name:	John L. McGannon
Its:	President, Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Document Sciences Corporation Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws of Document Sciences Corporation.

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